     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 1998
                                                      REGISTRATION NO. 333-49423
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                AMENDMENT NO. 2
                             (PREPARED ON FORM S-8)

                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                           GOLDEN STATE BANCORP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                         6035                   95-4642135
  (STATE OR OTHER JURISDICTION    (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
     OF INCORPORATION)              CLASSIFICATION CODE NO.)     IDENTIFICATION NO.)

                            414 NORTH CENTRAL AVENUE
                           GLENDALE, CALIFORNIA 91203
                                 (818) 500-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                                RICHARD A. FINK
                                 VICE CHAIRMAN
                           GOLDEN STATE BANCORP INC.
                            414 NORTH CENTRAL AVENUE
                           GLENDALE, CALIFORNIA 91203
                                 (818) 500-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:
                                JAMES R. WALTHER
                              MAYER, BROWN & PLATT
                             350 SOUTH GRAND AVENUE
                       LOS ANGELES, CALIFORNIA 90071-1503
                                 (213) 229-9597



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--------------------------------------------------------------------------------

  This Registration Statement, as originally filed on Form S-4, included shares of the Registrant's common stock issuable pursuant to stock options to purchase Golden State Common Stock ("Replacement Options") to be exchanged for RedFed stock options at the Effective Time of the Merger described in the Registration Statement. This Amendment No. 2 is a post-effective amendment to the Registration Statement that is prepared on Form S-8 and therefore qualifies to become effective immediately upon filing pursuant to Rule 464.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

  The indicated portions of the following document, which has heretofore been filed by Golden State Bancorp Inc., a Delaware corporation (the "Company" or the "Registrant"), with the Securities and Exchange Commission, are incorporated by reference herein and shall be deemed to be a part hereof:
"Description of Company Common Stock" set forth in Part I of, and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to, the Registration Statement on
Form S-3, Commission File No. 333-28037.

  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and shall be deemed a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

  Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

  Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The Company's Certificate of Incorporation and By-Laws provide for indemnification of directors, officers and employees to the full extent permitted by the Delaware General Corporation Law and, to the extent permitted by such law, eliminate the personal liability of directors to the Company and its stockholders for monetary damages for certain breaches of fiduciary duty.
Section 145 of the Delaware General Corporation Law provides, in relevant part, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any suit or proceeding because such person is or was a director, officer, employee or agent of the corporation or is or was serving, at the request of the corporation, as a director, officer, employee or agent of another corporation, against all costs actually and reasonably incurred by him or her in connection with such suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. Similar indemnity is permitted to be provided to such persons in connection with an action or suit by or in the right of the corporation, provided such person acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of the corporation and provided further (unless a court of competent jurisdiction otherwise determines) that such person shall not have been adjudged liable to the corporation.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

ITEM 8. EXHIBITS.

  See index to Exhibits.

ITEM 9. UNDERTAKINGS.

  A. Rule 415 Offering.

  The undersigned Registrant hereby undertakes:

    1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  Provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
  Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

    2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  B. Filings Incorporating Subsequent Exchange Act Documents by Reference.

  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  C. Indemnification of Directors and Officers.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant's Certificate or By-Laws or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California on July 16, 1998.

                                          GOLDEN STATE BANCORP INC.

                                              /s/ Richard A. Fink
                                          By: _________________________________
                                          Name: Richard A. Fink
                                          Title: Vice Chairman

                               POWER OF ATTORNEY

  We, the undersigned officers and directors of Golden State Bancorp Inc., hereby severally constitute and appoint Stephen J. Trafton, Richard A. Fink or James R. Eller, Jr., and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and any subsequent registration statement filed by Golden State Bancorp Inc. pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

              SIGNATURE                             TITLE                  DATE
              ---------                             -----                  ----
      /s/ Stephen J. Trafton*          Chairman of the Board, Chief    July 16, 1998
______________________________________  Executive Officer, President
          Stephen J. Trafton            and Director
                                        [principal executive officer]
        /s/ John E. Haynes*            Chief Financial Officer         July 16, 1998
 ____________________________________   [principal financial
            John E. Haynes              and accounting officer]
                                       Director
 ____________________________________
             Diane Creel
       /s/ Brian P. Dempsey*           Director                        July 16, 1998
 ____________________________________
           Brian P. Dempsey

              SIGNATURE                     TITLE             DATE
              ---------                     -----             ----

        /s/ Richard A. Fink           Vice Chairman and   July 16, 1998
 ____________________________________  Director
           Richard A. Fink

         /s/ John F. King*            Director            July 16, 1998
 ____________________________________
             John F. King

        /s/ John F. Kooken*           Director            July 16, 1998
 ____________________________________
            John F. Kooken

                                      Director
 ____________________________________
           Paul J. Orfalea

       /s/ Thomas S. Sayles*          Director            July 16, 1998
 ____________________________________
           Thomas S. Sayles

                                      Director
 ____________________________________
            Cora M. Tellez

      /s/ Gilbert R. Vasquez*         Director            July 16, 1998
 ____________________________________
          Gilbert R. Vasquez


    /s/ Richard A. Fink
*By: __________________________
        Richard A. Fink
       Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DOCUMENT DESCRIPTION
 -------                          --------------------
   2.1   Agreement and Plan of Merger, dated as of November 30, 1997, by and between Golden State Bancorp, Inc. and RedFed Bancorp Inc. (included in the Proxy Statement/Prospectus as Appendix A) (previously filed).
          The Registrant agrees to furnish supplementally a copy of omitted schedules to the Commission upon request.
   3.1   Certificate of Incorporation of Registrant (included as Appendix B to
          Exhibit 99.4).
   3.2   Bylaws of Registrant (included as Appendix C to Exhibit 99.4).
   4.1   Agreement and Plan of Reorganization, dated May 28, 1997, by and among
          Golden State Bancorp Inc., Glendale Federal Bank, Federal Savings
          Bank and Glendale Interim Federal Savings Bank, a federal savings bank (incorporated by reference to Exhibit 2.1 to the Registration
          Statement on Form S-3 of the Registrant, Commission File No. 333-
          28037).
   4.2   Certificate of Designations of the Registrant's Noncumulative
          Convertible Preferred Stock, Series A. (incorporated by reference to
          Exhibit 4.2 to the Registration Statement on Form S-4 of the
          Registrant, Commission File No. 333-47607).
   4.3   Warrant Agreement, dated as of February 23, 1993, between Glendale
          Federal Bank, Federal Savings Bank and Chemical Trust Company of
          California (incorporated by reference to Exhibit 4.3 to the
          Registration Statement on Form S-4 of the Registrant, Commission File
          No. 333-47607).
   4.4   Amendment No. 1 to Warrant Agreement, dated as of July 24, 1997, by and among Glendale Federal Bank, Federal Savings Bank, ChaseMellon
          Shareholder Services, L.L.C. and Golden State Bancorp Inc.
          (incorporated by reference to Exhibit 4.4 to the Registration
          Statement on Form S-4 of the Registrant, Commission File No. 333-
          47607).
   4.5   Warrant Agreement, dated as of August 15, 1993, between Glendale
          Federal Bank, Federal Savings Bank, and Chemical Trust Company of
          California. (incorporated by reference to Exhibit 4.5 to the
          Registration Statement on Form S-4 of the Registrant, Commission File
          No. 333-47607).
   4.6   Amendment No. 1 to Warrant Agreement, dated as of July 24, 1997, by and among Glendale Federal Bank, Federal Savings Bank, ChaseMellon
          Shareholder Services, L.L.C. and Golden State Bancorp Inc.
          (incorporated by reference to Exhibit 4.6 to the Registration
          Statement on Form S-4 of the Registrant, Commission File No. 333-
          47607).
   4.7   Form of Warrant Agreement, dated as of April  , 1998, between the
          Registrant and ChaseMellon Shareholder Services, L.L.C., pertaining to the Litigation Tracking Warrants (previously filed).
   5.1   Opinion and consent of Mayer, Brown & Platt (re legality of the securities being registered) (previously filed).
   8.1   Opinion and consent of Gibson, Dunn & Crutcher LLP (re certain tax matters) (previously filed).
   8.2   Opinion and consent of Mayer, Brown & Platt (re certain tax matters)
          (previously filed).
  10.1   Golden State Bancorp Inc. Stock Option and Long-Term Performance
          Incentive Plan (incorporated by reference to Exhibit 10 to
          Registration Statement on Form S-8 of the Registrant, Commission File
          No. 333-31713).
  10.2   Incentive Stock Option Plan (incorporated by reference to the RedFed
          Bancorp Inc. Proxy Statement on Schedule 14A for the 1994 Special
          Meeting of Stockholders filed on May 29, 1994).
  10.3   Stock Option Plan for Outside Directors (incorporated by reference to the RedFed Bancorp Inc. Proxy Statement on Schedule 14A for the 1994
          Special Meeting of Stockholders filed on May 29, 1994).

 EXHIBIT
 NUMBER                           DOCUMENT DESCRIPTION
 -------                          --------------------
  10.4   1995 Long Term Incentive Plan (incorporated by reference to the RedFed
          Bancorp Inc. Proxy Statement on Schedule 14A for the 1995 Annual
          Meeting of Stockholders filed on May 1, 1995).
  23.1   Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8.1)
          (previously filed).
  23.2   Consent of Mayer, Brown & Platt (included in Exhibits 5.1 and 8.2)
          (previously filed).
  23.3   Consent of KPMG Peat Marwick LLP (relating to financial statements of
          Glendale Federal Bank, Federal Savings Bank).
  23.4   Consent of KPMG Peat Marwick LLP (relating to financial statements of
          RedFed Bancorp Inc.) (previously filed).
  23.5   Consent of KPMG Peat Marwick LLP (relating to financial statements of
          CENFED Financial Corporation) (previously filed).
  23.6   Consent of KPMG Peat Marwick LLP (relating to financial statements of
          First Nationwide (Parent) Holdings Inc.) (previously filed).
  24.1   Powers of Attorney (included on the signature pages hereto).
  99.1   Form of proxy for meeting of RedFed Bancorp stockholders (previously filed).
  99.2   Consent of NationsBanc Montgomery Securities LLC (previously filed).
  99.3   Annual Report on Form 10-K for the year ended June 30, 1997 of
          Glendale Federal Bank, Federal Savings Bank (incorporated by reference to Exhibit 99B to the Current Report on Form 8-K, dated
          September 26, 1997, of the Registrant).
  99.4   Proxy Statement on Schedule 14A, dated June 24, 1997, of Glendale
          Federal Bank, Federal Savings Bank (incorporated by reference to
          Exhibit 99.6 to the Registration Statement on Form S-3 of the
          Registrant. Commission File No. 333-28037).